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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                       Date of Report  August 9, 2001



Commission       Registrant, State of Incorporation      I.R.S. Employer
File Number      Address and Telephone Number            Identification No.
-----------      ----------------------------            -------------------

0-30338          RGS Energy Group, Inc.                  16-1558410
                 (Incorporated in New York)
                 89 East Avenue
                 Rochester, NY  14649
                 Telephone (716)771-4444



1-672            Rochester Gas and Electric Corporation  16-0612110
                 (Incorporated in New York)
                 89 East Avenue
                 Rochester, NY  14649
                 Telephone (716)546-2700
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ITEM 5.   OTHER EVENTS


Rochester Gas and Electric Corporation ("RG&E") entered into an agreement dated as of August 7, 2001 with the Staff of the New York State Public Service Commission on a joint settlement proposal with respect to the regulatory and ratemaking aspects of the sale of RG&E's interest in the Nine Mile 2 generating facility. The proposal is subject to the approval of the New York State Public Service Commission (the "PSC"). RG&E cannot predict whether or not the PSC will approve the proposal or, if approved, what effect the implementation of the proposal may have on the future operations or the financial condition of RG&E or RGS Energy Group, Inc.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits: See Exhibit Index below.



                                 Exhibit Index

No.
---

99.1 Joint Proposal to New York State Public Service Commission Between Rochester Gas and Electric Corporation and New York State Department of Public Service Staff
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                            RGS ENERGY GROUP, INC.
                            ----------------------
                                 (Registrant)



Date: August 9, 2001        By: /s/ Mark Keogh
                                -----------------------------
                                        Mark Keogh
                                        Treasurer



Date: August 9, 2001        By: /s/ William J. Reddy
                                -----------------------------
                                        William J. Reddy
                                           Controller



                            ROCHESTER GAS AND ELECTRIC CORPORATION
                            --------------------------------------
                                            (Registrant)



Date: August 9, 2001        By: /s/ Mark Keogh
                                ------------------------------
                                        Mark Keogh
                                  Vice President and Treasurer



Date: August 9, 2001        By: /s/ William J. Reddy
                                ------------------------------
                                        William J. Reddy
                                  Vice President and Controller